UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 8852

John Hancock Institutional Series Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Attorney and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	February 28

Date of reporting period:	August 31, 2006

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock

Independence Diversified Core Equity Fund II

Semiannual Report

8.31.06

TABLE OF CONTENTS

Managers' report

A look at performance
page 6

Your expenses
page 8

Fund’s investments
page 1 0

Financial statements
page 15

For more information
page 28

CEO corner

To Our Shareholders,
The future has arrived at John Hancock Funds.

We have always been firm believers in the powerful role the Internet can play in providing fund information to our shareholders and prospective investors. Recently, we launched a redesigned, completely overhauled Web site that is more visually pleasing, easier to navigate and, most importantly, provides more fund information and learning tools without overwhelming the user.

Not long after we embarked on this major project, a study was released by the Investment Company Institute, the mutual fund industry’s main trade group, which found that an overwhelming majority of shareholders consider the Internet the “wave of the future” for accessing fund information.

Our new site sports fresher and faster ways to access account information. New innovations allow investors to view funds by risk level, track the performance of the John Hancock funds of their choice or sort funds by Morningstar, Inc.’s star ratings. Investors who own a John Hancock fund through a qualified retirement plan and don’t pay sales charges when making a purchase have the option of sorting by a “Load Waived” Morningstar Rating, thereby creating an apples-to-apples comparison with no-load funds that may also be available in their retirement plan.

The new site also has more educational tools and interactive modules to educate and assist investors with their financial goals, from college savings to retirement planning. A new “I want to…” feature allows investors to check performance, invest more money, update personal information or download prospectuses and forms quickly and easily.

In another of our ongoing efforts to provide our shareholders with top-notch service, we also redesigned our shareholder reports, as you may have noticed with this report. We hope the larger size, more colorful cover and redesigned presentation of the commentary and data tables will draw you in and make them easier to read.

After you’ve read your shareholder report, we encourage you to visit our new Web site — www.jhfunds.com — and take a tour. It’s easy, fast and fun and allows you to be in control of what you see and do. In short, it’s the wave of the future!

Sincerely,

Keith F. Hartstein, President and Chief Executive Officer

This commentary reflects the CEO’s views as of August 31, 2006. They are subject to change at any time.

Your fund at a glance

The Fund seeks above-average total return, consisting of capital appreciation and income, by normally investing at least 80% of its assets in a diversified portfolio of equity securities that are primarily stocks of large-capitalization companies. The portfolio’s risk profile is substantially similar to that of the Standard & Poor’s 500 Index.

Over the last six months

► In a choppy market environment, the Fund came up a bit short of its peer group average and also trailed the S&P 500 Index.

► Investors took refuge in value stocks and defensive market sectors such as consumer staples and utilities, which worked against the Fund’s positioning.

► The Federal Reserve Board held short-term interest rates steady at its August meeting after 17 consecutive 0.25% increases spanning two years.

Top 10 holdings

Exxon Mobil Corp.	4.9%	Chevron Corp.	2.6%

Citigroup, Inc.	3.6%	Hewlett-Packard Co.	2.5%

General Electric Co.	3.4%	Wachovia Corp.	2.2%

Bank of America Corp.	3.1%	American International Group, Inc.	2.2%

JPMorgan Chase & Co.	2.9%	Altria Group, Inc.	2.1%

As a percentage of net assets on August 31, 2006.

Managers’ report

John Hancock Independence Diversified Core Equity Fund II

Despite considerable choppiness, U.S. stocks managed a modest advance during the six-month review period. The beginning of the period — March 2006 — was characterized by low volatility and gradual upward progress in share prices, as investors were cheered by strong first-quarter economic growth and hopes that the Federal Reserve Board might soon end its campaign to raise interest rates. However, those hopes received a setback in May, when the Fed hiked rates for the 17th consecutive time and — citing unwelcome inflation news — left the door open for more increases in the future. This response triggered a broad sell-off and a rotation of investment capital out of the riskier segments of the market and into more defensive areas. Surging crude oil prices over the summer added to concerns that the Fed might have to continue tightening credit to head off inflation. Ultimately, investors feared the possibility of a recession if interest rates climbed too high.

Fortunately, after the September crude oil futures contract spiked to more than $78 per barrel in mid-July, crude oil prices began to retreat. At the same time, various reports made it clear that the residential real estate market was continuing to slow, a significant development because higher home prices — and the mortgage refinancing options they made possible — have helped drive consumer spending over the past five years. Another sign that the economy was not in danger of

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE AND WHAT’S BEHIND THE NUMBERS

TXU	▲	Expansion plans; cost advantages of coal-fired plants
Lennar	▼	Hurt by slowing residential real estate market
Solectron	▼	Softening telecom equipment spending

Portfolio Managers, Independence Investments LLC John C. Forelli and Jay C. Leu

overheating was the 2.5% initial estimate of second-quarter economic growth. These and other data led the central bank to keep interest rates steady at its August 8 meeting after more than two years of increases. Against this backdrop, stocks staged a recovery.

As might be expected when investors are seeking lower volatility, large-cap stocks outpaced mid caps and small caps during the period. However, even more striking was the contrast between growth and value. In every capitalization group, value shares far surpassed their growth counterparts, reflecting a flight to quality and relative safety.

“Utilities had a positive impact on performance, as our stock selection in that sector enabled the Fund’s holdings to outpace those in the index…”

Performance summary

For the six months ending August 31, 2006, John Hancock Independence Diversified Core Equity Fund II had a total return of 0.67% at net asset value, compared with 1.49% for the average large-cap blend fund tracked by Morningstar, Inc. and 2.79% for the S&P 500 Index. Historical performance can be found on pages six and seven.

Our methodology involves buying undervalued stocks of companies with improving fundamentals. Over complete market cycles, this methodology tends to work well because in the long run, earnings growth and other fundamental considerations determine the direction of stock prices. However, when investors ignore company fundamentals and focus on macroeconomic factors such as higher inflation or the possibility of a recession, our style can be temporarily out of step with the surrounding environment. In fact, that’s what happened during the review period, and that’s why the Fund’s return fell short of the results of its peer group average and the S&P 500 Index.

Independence Diversified Core Equity Fund II

Consumer discretionary, financials and technology undermine performance

The consumer discretionary sector detracted most from performance versus the S&P 500 Index, in part due to the Fund’s exposure to home-builder Lennar Corp. Slowing orders led the company to scale back its earnings estimates, which caused the stock to drop by more than 24%. With a price-to-earnings ratio of roughly six near the end of the period, though, the stock seemed inexpensive to us, and we held on to it. The slowdown in residential real estate sales and construction also hurt Home Depot, Inc., another holding that detracted from the Fund’s performance.

In the financial sector, reinsurers XL Capital and Everest Re Group held back the Fund’s performance and we sold them. As expected, both companies were able to increase their premiums following the punishing 2005 hurricane season. However, these benefits were partially offset by cutbacks in coverage, as customers increasingly opted for self-insurance. Further, regulatory changes resulted in higher capital requirements for reinsurers, cutting into their returns on capital. Another financial stock that hampered performance was Goldman Sachs Group, Inc., which suffered from seasonal slowness in its investment banking business.

Information technology stocks that hampered our results included disk drive maker Seagate Technology and electronics contract manufacturers Solectron and Jabil Circuit. In Seagate’s case, investors reacted negatively to the company’s plan to acquire rival Maxtor. Additionally, demand in the disk drive space slowed during the period, causing inventory to build and hurting the company’s profit margins. Meanwhile, the stocks of Solectron and Jabil Circuit fell in response to slackening spending for telecommunications equipment. Jabil also suffered from questions about its options pricing policies. We sold both stocks.

SECTOR DISTRIBUTION[1]
Financials	23%
Information
technology	14%
Consumer
discretionary	13%
Health care	12%
Industrials	11%
Energy	10%
Consumer staples	7%
Utilities	4%
Telecommunication
services	3%
Materials	3%

Utilities add value

Utilities had a positive impact on performance, as our stock selection in that sector enabled the Fund’s holdings to outpace those in the index by approximately four percentage points. TXU Corp. was a standout, boosted by news of aggressive expansion plans and an ongoing cost advantage for its coal-fired power plants. We’ll also mention the tobacco

Independence Diversified Core Equity Fund II

segment of the consumer staples sector, which did well. Holdings meriting mention there were Altria Group, Inc. and Reynolds American, the latter of which we sold. Pricing for the cigarette industry remained stable, and there were favorable developments on the regulatory front, as the Florida Supreme Court made a decision favoring the industry in an important smoking-related lawsuit. Holdings in other sectors aiding performance were Humana, Inc., an HMO, and energy giant Exxon Mobil Corp.

“We think the market’s recent choppiness could continue for a while longer, as investors digest fresh news on inflation and other economic data.”

Outlook

We think the market’s recent choppiness could continue for a while longer, as investors digest fresh news on inflation and other economic data. Although inflationary pressures might result in at least one more hike in interest rates by the Fed, eventually the effects of higher energy prices and higher interest rates should slow the economy enough for inflation to return to a level the Fed can tolerate. Meanwhile, we continue to see many attractive opportunities at the company level. We will keep our eye on the ball even if other investors lose sight of favorable company fundamentals. In time, our disciplined approach should prove its value, as it has in the past.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1As a percentage of net assets on August 31, 2006.

Independence Diversified Core Equity Fund II

A look at performance

For the periods ending August 31, 2006

		Average annual returns			Cumulative total returns

	Inception
Class	date	1-year	5-year	10-year	6 months	1-year	5-year 10-year

I1	3-10-95	8.81%	5.26%	8.35%	0.67%	8.81%	29.22% 123.06

Performance figures assume all distributions are reinvested. The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund’s prospectus.

Independence Diversified Core Equity Fund II

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in the Fund for the period indicated assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Standard & Poor’s 500 Index.

Standard & Poor’s 500 Index is an unmanaged index that includes 500 widely traded common stocks. It is not possible to invest directly in an index. Index figures do not reflect sales charges which would have resulted in lower values if they did.

Independence Diversified Core Equity Fund II

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions
(varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2006, with the same investment held until August 31, 2006.

	Account value	Ending value	Expenses paid during period
	on 3-1-06	on 8-31-06	ended 8-31-06[1]

Class I	$1,000.00	$1,006.70	$4.82

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2006 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Independence Diversified Core Equity Fund II

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annual return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on March 1, 2006, with the same investment held until August 31, 2006. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during period
	on 3-1-06	on 8-31-06	ended 8-31-06[1]

Class I	$1,000.00	$1,020.40	$4.85

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

Independence Diversified Core Equity Fund II

Fund’s investments

F I N A N C I A L  S T A T E M E N T S

Securities owned by the Fund on August 31, 2006
(unaudited)

This schedule is divided into two main categories: common stocks and short-term investments.
Common stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 99.67%		$17,898,096
(Cost $14,862,791)
Aerospace & Defense 1.31%		235,414

Boeing Co. (The)	1,000	74,900

Raytheon Co.	3,400	160,514
Air Freight & Logistics 1.76%		315,225

United Parcel Service, Inc. (Class B)	4,500	315,225
Apparel Retail 1.59%		285,737

American Eagle Outfitters, Inc.	1,000	38,630

Gap, Inc. (The)	14,700	247,107
Application Software 0.63%		112,189

BEA Systems, Inc. (I)	3,300	45,309

Compuware Corp. (I)	8,800	66,880
Broadcasting & Cable TV 1.99%		357,713

CBS Corp. (Class B)	4,500	128,475

DIRECTV Group, Inc. (The) (I)	12,200	229,238
Communications Equipment 1.91%		342,268

Motorola, Inc.	3,600	84,168

Seagate Technology (Cayman Islands) (I)	11,600	258,100
Computer Hardware 2.50%		449,688

Hewlett-Packard Co.	12,300	449,688
Computer Storage & Peripherals 3.17%		569,009

Lexmark International, Inc. (Class A) (I)	5,100	285,957

QLogic Corp. (I)	15,400	283,052
Construction & Farm Machinery & Heavy Trucks 0.77%		137,784

Cummins, Inc.	1,200	137,784
Department Stores 3.22%		578,822

Federated Department Stores, Inc.	1,700	64,566

Penney (J.C.) Co., Inc.	4,500	283,680

Sears Holdings Corp. (I)	1,600	230,576
Distillers & Vintners 0.82%		147,366

Constellation Brands, Inc. (Class A) (I)	5,400	147,366

See notes to financial statements

Independence Diversified Core Equity Fund II

F I N A N C I A L   S T A T E M E N T S

Issuer	Shares	Value
Diversified Banks 2.22%		$398,799

Wachovia Corp.	7,300	398,799
Diversified Chemicals 2.04%		366,849

Dow Chemical Co. (The)	7,100	270,723

Lyondell Chemical Co.	3,700	96,126
Diversified Commercial Services 1.04%		186,858

Accenture Ltd. (Class A) (Bermuda)	6,300	186,858
Diversified Financial Services 9.49%		1,703,671

Bank of America Corp.	10,700	550,729

Citigroup, Inc.	13,000	641,550

JPMorgan Chase & Co.	11,200	511,392
Electric Utilities 1.94%		348,753

Allegheny Energy, Inc. (I)	900	37,566

TXU Corp.	4,700	311,187
Electronic Equipment Manufacturers 1.06%		189,744

Agilent Technologies, Inc. (I)	5,900	189,744
Electronic Manufacturing Services 0.43%		76,587

Molex, Inc.	2,100	76,587
Forest Products 0.34%		60,636

Louisiana-Pacific Corp.	3,100	60,636
Gold 0.31%		56,375

Newmont Mining Corp.	1,100	56,375
Health Care Distributors 2.35%		421,376

AmerisourceBergen Corp.	3,100	136,896

McKesson Corp.	5,600	284,480
Health Care Facilities 0.90%		161,020

Manor Care, Inc.	2,000	104,400

Universal Health Services, Inc. (Class B)	1,000	56,620
Health Care Services 0.72%		129,605

Lincare Holdings, Inc. (I)	3,500	129,605
Home Improvement Retail 0.74%		133,731

Home Depot, Inc. (The)	3,900	133,731
Homebuilding 0.22%		40,356

Lennar Corp. (Class A)	900	40,356
Hotels, Resorts & Cruise Lines 0.43%		76,608

Royal Caribbean Cruises Ltd. (Liberia)	2,100	76,608
Household Appliances 0.43%		77,114

Snap-on, Inc.	900	39,330

Stanley Works Co. (The)	800	37,784

See notes to financial statements

Independence Diversified Core Equity Fund II

F I N A N C I A L   S T A T E M E N T S

Issuer	Shares	Value
Household Products 2.52%		$452,720

Kimberly-Clark Corp.	4,400	279,400

Procter & Gamble Co. (The)	2,800	173,320
Housewares & Specialties 0.93%		167,338

Newell Rubbermaid, Inc.	6,200	167,338
Industrial Conglomerates 5.53%		993,378

General Electric Co.	17,800	606,268

Textron, Inc.	500	41,930

Tyco International Ltd. (Bermuda)	13,200	345,180
Industrial Machinery 1.25%		224,420

Illinois Tool Works, Inc.	4,100	179,990

Parker Hannifin Corp.	600	44,430
Integrated Oil & Gas 8.20%		1,472,206

Chevron Corp.	7,300	470,120

Exxon Mobil Corp.	13,000	879,710

Occidental Petroleum Corp.	2,400	122,376
Integrated Telecommunication Services 3.05%		547,679

AT&T, Inc.	8,500	264,605

BellSouth Corp.	2,200	89,584

Verizon Communications, Inc.	5,500	193,490
Investment Banking & Brokerage 3.08%		553,146

Bear Stearns Cos., Inc. (The)	800	104,280

Goldman Sachs Group, Inc. (The)	2,400	356,760

Morgan Stanley	1,400	92,106
Leisure Products 0.36%		64,504

Jarden Corp. (I)	2,200	64,504
Life & Health Insurance 0.61%		110,115

Prudential Financial, Inc.	1,500	110,115
Life Sciences Tools & Services 0.51%		91,950

Applera Corp. — Applied Biosystems Group	3,000	91,950
Managed Health Care 3.95%		709,256

Aetna, Inc.	2,000	74,540

Humana, Inc. (I)	4,700	286,371

WellPoint, Inc. (I)	4,500	348,345
Motorcycle Manufacturers 0.33%		58,510

Harley-Davidson, Inc.	1,000	58,510
Movies & Entertainment 1.91%		342,232

News Corp. (Class A)	9,400	178,882

Viacom, Inc. (Class B)	4,500	163,350
Multi-Line Insurance 3.55%		638,296

American International Group, Inc.	6,100	389,302

Hartford Financial Services Group, Inc. (The)	2,900	248,994

See notes to financial statements

Independence Diversified Core Equity Fund II

F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value
Multi-Utilities & Unregulated Power 1.91%		$342,948

Constellation Energy Group	3,200	192,288

Dynegy, Inc. (Class A) (I)	24,300	150,660
Office Electronics 0.92%		164,391

Xerox Corp. (I)	11,100	164,391
Office Services & Supplies 0.22%		40,215

Career Education Corp. (I)	2,100	40,215
Oil & Gas Drilling 0.91%		163,359

Pride International, Inc. (I)	6,300	163,359
Oil & Gas Refining & Marketing 0.99%		177,940

Valero Energy Corp.	3,100	177,940
Personal Products 1.27%		228,532

Estee Lauder Cos., Inc. (The) (Class A)	6,200	228,532
Pharmaceuticals 3.59%		644,649

Forest Laboratories, Inc. (I)	5,000	249,900

Mylan Laboratories, Inc.	13,100	266,192

Pfizer, Inc.	1,700	46,852

Schering-Plough Corp.	3,900	81,705
Property & Casualty Insurance 1.25%		224,452

Axis Capital Holdings Ltd. (Bermuda)	1,600	51,888

MBIA, Inc.	2,800	172,564
Railroads 0.64%		115,371

Norfolk Southern Corp.	2,700	115,371
Regional Banks 0.47%		84,040

SunTrust Banks, Inc.	1,100	84,040
Reinsurance 0.22%		38,724

Endurance Specialty Holdings Ltd. (Bermuda)	1,200	38,724
Restaurants 0.73%		130,817

Brinker International, Inc.	1,100	42,317

Darden Restaurants, Inc.	2,500	88,500
Semiconductors 2.07%		372,320

Intel Corp.	8,000	156,320

Micron Technology, Inc. (I)	12,500	216,000
Thrifts & Mortgage Finance 1.86%		333,512

Freddie Mac	4,700	298,920

PMI Group, Inc. (The)	800	34,592
Tobacco 2.09%		375,885

Altria Group, Inc.	4,500	375,885
Wireless Telecommunication Services 0.42%		75,894

ALLTEL Corp.	1,400	75,894

See notes to financial statements

Independence Diversified Core Equity Fund II

F I N A N C I A L   S T A T E M E N T S

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Short-term investments 0.50%			$90,000
(Cost $90,000)
Joint Repurchase Agreement 0.50%			90,000

Investment in a joint repurchase agreement transaction
with Barclays Capital, Inc. — Dated 8-31-06, due
9-1-06 (Secured by U.S. Treasury Inflation Indexed
Note 2.000%, due 1-15-16)	5.240%	$90	90,000

Total investments (cost $14,952,791) 100.17%			$17,988,096

Other assets and liabilities, net (0.17%)			($30,959)

Total net assets 100.00%			$17,957,137

(l) Non-income-producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar-denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements

Independence Diversified Core Equity Fund II

Financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of assets and liabilities 8-31-06 (unaudited)

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments at value (cost $14,952,791)	$17,988,096
Cash	25
Receivable for investments sold	928
Receivable for shares sold	129
Dividends and interest receivable	32,157
Other assets	24,323
Total assets	18,045,658

Liabilities

Payable for shares repurchased	14,398
Payable to affiliates
Management fees	7,943
Other	11
Other payables and accrued expenses	66,169
Total liabilities	88,521

Net assets

Capital paid-in	12,675,270
Accumulated net realized gain on investments	2,253,336
Net unrealized appreciation of investments	3,035,305
Distributions in excess of net investment income	(6,774)
Net assets	$17,957,137

Net asset value per share

Based on 5,557,987 shares outstanding — the Fund has an unlimited
number of shares authorized with no par value	$3.23

See notes to financial statements

Independence Diversified Core Equity Fund II

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the period ended 8-31-06. (unaudited)1

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$218,717
Interest	5,266
Securities lending	4
Total investment income	223,987

Expenses

Investment management fees	63,257
Transfer agent fees	6,326
Accounting and legal services fees	1,698
Compliance fees	396
Professional fees	15,208
Registration and filing fees	11,907
Printing	10,459
Custodian fees	10,320
Trustees’ fees	650
Interest	64
Miscellaneous	1,320
Total expenses	121,605
Net investment income	102,382

Realized and unrealized gain (loss)

Net realized gain on investments	1,526,323
Change in net unrealized appreciation (depreciation) of investments	(1,662,453)
Net realized and unrealized loss	(136,130)
Decrease in net assets from operations	($33,748)

[1] Semiannual period 3-1-06 through 8-31-06.

See notes to financial statements

Independence Diversified Core Equity Fund II

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Period
	ended	ended
	2-28-06	8-31-06[1]

Increase (decrease) in net assets
From operations
Net investment income	$197,148	$102,382
Net realized gain	3,323,900	1,526,323
Change in net unrealized appreciation (depreciation)	(694,961)	(1,662,453)

Increase (decrease) in net assets resulting from operations	2,826,087	(33,748)

Distributions to shareholders
From net investment income	(173,241)	(95,146)
From net realized gain	(4,722,154)	—
	(4,895,395)	(95,146)
From Fund share transactions	4,923,490	(10,104,172)

Net assets
Beginning of period	25,336,021	28,190,203
End of period [2]	$28,190,203	$17,957,137

1 Semiannual period 3-1-06 through 8-31-06. Unaudited.

2 Includes distributions in excess of net investment income of $14,010 and $6,774, respectively.

See notes to financial statements

Independence Diversified Core Equity Fund II

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

Period ended	2-28-02[1]	2-28-03[1]	2-29-04[1]	2-28-05[1]	2-28-06	8-31-06[2]

Per share operating performance
Net asset value, beginning of period	$8.91	$6.50	$4.92	$6.65	$3.53	$3.22
Net investment income[3]	0.05	0.04	0.04	0.05	0.03	0.01
Net realized and unrealized
gain (loss) on investments	(0.75)	(1.55)	1.74	0.59	0.33	0.01[4]
Total from investment operations	(0.70)	(1.51)	1.78	0.64	0.36	0.02
Less distributions
From net investment income	(0.06)	(0.04)	(0.05)	(0.07)	(0.02)	(0.01)
From net realized gain	(1.65)	(0.03)	—	(3.69)	(0.65)	—
	(1.71)	(0.07)	(0.05)	(3.76)	(0.67)	(0.01)
Net asset value, end of period	$6.50	$4.92	$6.65	$3.53	$3.22	$3.23
Total return[5] (%)	(8.46)[6]	(23.29)	36.28	10.77	11.15	0.67[7]

Ratios and supplemental data

Net assets, end of period
(in millions)	$87	$61	$37	$25	$28	$18
Ratio of expenses to average
net assets (%)	0.70	0.74	0.71	0.95	0.95	0.96[8]
Ratio of gross expenses
to average net assets (%)	0.70[9]	0.74	0.71	0.95	0.95	0.96[8]
Ratio of net investment income
to average net assets (%)	0.64	0.77	0.78	0.91	0.76	0.81[8]
Portfolio turnover (%)	52	72	77	36	95	60

1 Audited by previous auditor.

2 Semiannual period from 3-1-06 through 8-31-06. Unaudited.

3 Based on the average of the shares outstanding.

4 The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of redemptions of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

5 Assumes dividend reinvestment.

6 Total return would have been lower had certain expenses not been reduced during the period shown.

7 Not annualized.

8 Annualized.

9 Does not take into consideration expense reductions during the period shown.

See notes to financial statements

Independence Diversified Core Equity Fund II

Notes to financial statements (unaudited)

Note A Accounting policies

John Hancock Independence Diversified Core Equity Fund II (the “Fund”) is a separate portfolio of John Hancock Institutional Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek above-average total return consisting of capital appreciation and income.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporations (“MFC”), may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $150 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended August 31, 2006.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all

Independence Diversified Core Equity Fund II

times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on August 31, 2006. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation to the Fund, and has not at this time quantified the impact, if any, resulting from the adoption of the Interpretation on the Fund’s financial statements.

In September 2006, FASB Standard No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund, and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended February 28, 2006, the tax character of distributions paid was as follows: ordinary income $1,591,696 and long-term capital gain $3,303,699.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.50% of the Fund's average daily net asset value up to $1 billion and (b) 0.45% of the Fund’s average daily net assets in excess of $1 billion. The Adviser has a subadvisory agreement with Independence Investments LLC which, effective June 1, 2006, became an affiliate of Convergent Capital Management LLC (“Convergent”) and changed its name from Independence Investment LLC.

Independence Diversified Core Equity Fund II

Convergent’s parent company is City National Corporation. Formerly, the Sub-Adviser was a wholly-owned indirect subsidiary of the John Hancock Life Insurance Company (“JHLICO”) and was named Independence Investment Associates, Inc. The Fund is not responsible for payment of the subadvisory fees.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (“JH Funds”), a wholly owned subsidiary of the Adviser. For the period ended August 31, 2006, all sales of shares of beneficial interest were sold at net asset value. JH Funds pays all expenses of printing prospectuses and other sales literature, all fees in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Fund which have not been herein specifically allocated to the Trust.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICO. The Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the Fund’s average daily net asset value.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period amounted to $1,698. The Fund also paid the Adviser the amount of $808 for certain publishing services, included in the printing fees. The Fund also reimbursed JHLICO for certain compliance costs, included in the Fund’s Statement of Operations.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

		Year ended 2-28-06	Period ended 8-31-06[1]
	Shares	Amount	Shares	Amount

Sold	699,705	$2,417,476	170,540	$542,696
Distributions reinvested	1,574,665	4,894,299	30,228	95,130
Repurchased	(689,649)	(2,388,285)	(3,403,799)	(10,741,998)

Net increase (decrease)	1,584,721	$4,923,490	(3,203,031)	($10,104,172)

1Semiannual period 3-1-06 through 8-31-06. Unaudited.

Independence Diversified Core Equity Fund II

Note D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended August 31, 2006 aggregated $14,811,612 and $20,795,850, respectively.

The cost of investments owned on August 31, 2006, including short-term investments, for federal income tax purposes, was $14,952,966. Gross unrealized appreciation and depreciation of investments aggregated $3,397,813 and $362,683, respectively, resulting in net unrealized appreciation of $3,035,130. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E
Special Shareholder meeting

On July 12, 2006, a Special Meeting of Shareholders was held to consider and act upon the following: Proposal #1 — A proposal to approve sub-investment management contract among John Hancock Advisers, LLC, the Fund and Independence Investments LLC; Proposal #2 — A proposal to approve a policy allowing the Board of Trustees and John Hancock Advisers, LLC to retain sub-advisers for the Fund without shareholder approval.

Proxies covering 5,358,807 shares of beneficial interest were voted at the meeting. The shareholders voted to approve both proposals, the votes being tabulated as follows:

		WITHHELD
	FOR	AUTHORITY

Proposal #1	4,544,143	814,664
Proposal #2	4,303,126	1,055,681

Independence Diversified Core Equity Fund II

Board Consideration of and Continuation of Investment Advisory Agreement and Sub- Advisory Agreement: John Hancock Independence Diversified Core Equity Fund II

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Institutional Series Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) for the John Hancock Independence Diversified Core Equity Fund II (the “Fund”). The Board also considered the continuation of an interim investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Independence Investments LLC (the “Sub-Adviser”) and a proposed investment sub-advisory agreement (the “New Sub-Advisory Agreement”) with a newly formed subsidiary of Convergent Capital Management (“New Independence”). The Advisory Agreement with the Adviser and the Sub-Advisory Agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At meetings held on May 1–2 and June 5–6, 2006,1 the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Sub-Adviser and the continuation of the Advisory Agreements. The Board also considered factors and reached the conclusions described below relating to the selection of New Independence and the approval of the New Sub-Advisory Agreement. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds  (the “Category”) and a peer group of comparable funds (the “Peer Group”) each selected by Morningstar Inc. (“Morningstar”), an independent provider of investment company data, for a range of periods ended December 31, 2005; (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group; (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Sub-Adviser; (iv) the Adviser’s financial results and condition including its and certain of its affiliates’ profitability from services performed for the Fund; (v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale; (vi) the Adviser’s and Sub-Adviser’s record of compliance with applicable laws and regulations with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Sub-Adviser’s compliance department; (vii) the background and experience of senior management and investment professionals and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Sub-Adviser.

In evaluating the New Sub-Advisory Agreement, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information provided to the Independent Trustees, including: (i) the description of the transaction in which New Independence would be formed as a subsidiary of Convergent Capital Management (the “Transaction”); (ii) a description of Convergent Capital Management; (iii) the nature and quality of services rendered to the Fund; (iv) the sub-advisory fee payable to New Independence by the Adviser; (v) the qualifications and background of New Independence, as well as the qualifications of its personnel, and (vi) possible conflicts of interest that may result from or be reflected in the terms of the Transaction.

The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. It was based on performance and other information as of December 31, 2005; facts may have changed between that date and the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Sub-Adviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Sub-Adviser were sufficient to support renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2005. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s benchmark index. Morningstar determined the Category and Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board noted that the Fund’s performance during the 10-year period was higher than the performance of the Peer Group and Category medians, and below the performance of its benchmark index, the Russell 1000 Index. The Board viewed favorably that the performance of the Fund for the 1-, 3- and 5-year periods ended December 31, 2005 was higher than the median of its Category and Peer Group, and its benchmark index.

Investment advisory fee and sub-advisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Peer Group and Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (“Expense Ratio”). The Board received and considered information comparing the Expense Ratio of the Fund to that of the Category and Peer Group medians. The Board noted that the Fund’s Expense Ratio was lower than the Peer Group median and not appreciably higher than the Category median.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment sub-advisory fee rate (the “Sub-Advisory Agreement Rate”) payable by the Adviser to the Sub-Adviser for investment sub-advisory services. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the

Sub-Adviser. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Sub-Adviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Sub-Advisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Sub-Adviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Sub-Adviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Sub-Adviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

New sub-advisory agreement with New Independence

In evaluating the New Sub-Advisory Agreement, the Board considered that the employees of the Sub-Adviser would be offered employment with New Independence. The Board also considered the Sub-Adviser’s belief that most of its employees, including the portfolio managers and analysts responsible for the Fund and the executives responsible for the management of the Sub-Adviser, would become employees of New Independence. The Board considered that no material changes in the investment process or resources were anticipated to occur as a result of the Transaction. The Board strongly considered that the sub-advisory fees payable under the New Sub-Advisory Agreement would be borne by the Adviser and not the Fund, and that the proposed Transaction would not have any effect on the fees paid by the Fund to the Adviser or the consideration paid to New Independence by the Adviser. The Board also considered that sub-advisory fees to be paid by the Adviser to New Independence were identical to the fees under the existing Sub-Advisory Agreement.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the New Sub-Advisory Agreement for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved, and voted to recommend to shareholders that the Fund adopt, the New Sub-Advisory Agreement.

1 The Board considered additional information about the New Sub-Advisory Agreement and New Independence at the March 2006 Board meetings. The New Sub-Advisory Agreement became effective July 14, 2006 after shareholder approval.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Trustees	Francis V. Knox, Jr.	Custodian
Ronald R. Dion, Chairman	Chief Compliance Officer	The Bank of New York
James R. Boyle†	Gordon M. Shone	One Wall Street
James F. Carlin	Treasurer	New York, NY 10286
Richard P. Chapman, Jr.*	John G. Vrysen
William H. Cunningham	Chief Financial Officer	Transfer agent
Charles L. Ladner*		John Hancock Signature
Dr. John A. Moore*	Investment adviser	Services, Inc.
Patti McGill Peterson*	John Hancock Advisers, LLC	1 John Hancock Way,
Steven R. Pruchansky	601 Congress Street	Suite 1000
*Members of the Audit Committee	Boston, MA 02210-2805	Boston, MA 02217-1000
†Non-Independent Trustee
	Subadviser	Legal counsel
Officers	Independence Investments LLC	Kirkpatrick & Lockhart
Keith F. Hartstein	53 State Street	Nicholson Graham LLP
President and Chief	Boston, MA 02109	1 Lincoln Street
Executive Officer		Boston, MA 02111-2950
Thomas M. Kinzler	Principal distributor
Secretary and	John Hancock Funds, LLC
Chief Legal Officer	601 Congress Street
Boston, MA 02210-2805

The Fund’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-888-972-8696, or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	1 John Hancock Way, Suite 1000	Mutual Fund Image Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02216

Phone	Customer service representatives	1-888-972-8696
	24-hour automated information	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

JOHN HANCOCK FAMILY OF FUNDS

EQUITY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Classic Value Fund
Classic Value Fund II	International Core Fund
Core Equity Fund	International Fund
Focused Equity Fund	International Growth Fund
Growth Fund
Growth Opportunities Fund	INCOME
Growth Trends Fund	Bond Fund
Intrinsic Value Fund	Government Income Fund
Large Cap Equity Fund	High Yield Fund
Large Cap Select Fund	Investment Grade Bond Fund
Mid Cap Equity Fund	Strategic Income Fund
Mid Cap Growth Fund
Multi Cap Growth Fund	TAX-FREE INCOME
Small Cap Equity Fund	California Tax-Free Income Fund
Small Cap Fund	High Yield Municipal Bond Fund
Small Cap Intrinsic Value Fund	Massachusetts Tax-Free Income Fund
Sovereign Investors Fund	New York Tax-Free Income Fund
U.S. Core Fund	Tax-Free Bond Fund
U.S. Global Leaders Growth Fund
Value Opportunities Fund	MONEY MARKET
Money Market Fund
ASSET ALLOCATION & LIFESTYLE	U.S. Government Cash Reserve
Allocation Core Portfolio
Allocation Growth + Value Portfolio	CLOSED-END
Lifestyle Aggressive Portfolio	Bank & Thrift Opportunity
Lifestyle Balanced Portfolio	Financial Trends
Lifestyle Conservative Portfolio	Income Securities
Lifestyle Growth Portfolio	Investors Trust
Lifestyle Moderate Portfolio	Patriot Global Dividend
Patriot Preferred Dividend
SECTOR	Patriot Premium Dividend I
Financial Industries Fund	Patriot Premium Dividend II
Health Sciences Fund	Patriot Select Dividend
Real Estate Fund	Preferred Income
Regional Bank Fund	Preferred Income II
Technology Fund	Preferred Income III
Technology Leaders Fund	Tax-Advantaged Dividend

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.

1-800-225-5291 1-800-554-6713 (TDD) 1-800-338-8080 EASI-Line www.jhfunds. com

Now available: electronic delivery www.jhfunds. com/edelivery

This report is for the information of the shareholders of John Hancock Independence Diversified Core Equity Fund II.

425SA 8/06 10/06

ITEM 2. CODE OF ETHICS.

As of the end of the period, August 31, 2006, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Governance Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Proxy Voting Policies and Procedures are attached.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Institutional Series Trust

By: /s/ Keith F. Hartstein
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Keith F. Hartstein
President and Chief Executive Officer

Date: October 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
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Keith F. Hartstein
President and Chief Executive Officer

Date: October 27, 2006

By: /s/ John G. Vrysen
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John G. Vrysen
Executive Vice President and Chief Financial Officer

Date: October 27, 2006